UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

103 JFK Parkway,
Short Hills, NJ	07078
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Ex-10.1:	The Dun & Bradstreet Corporation 2000 Stock Incentive Plan (as amended and restated May 3, 2005)

Ex-10.2:	2000 Dun & Bradstreet Corporation Non-Employee Directors’ Stock Incentive Plan (as amended May 3, 2005)
EX-10.1: STOCK INCENTIVE PLAN
EX-10.2: NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

 (i)

Item 1.01. Entry into a Material Definitive Agreement.

     At the Company’s Annual Meeting of Shareholders held on May 3, 2005, shareholders voted upon and approved the Company’s 2000 Stock Incentive Plan (as amended and restated May 3, 2005) (the “SIP”) and an amendment to the 2000 Dun & Bradstreet Corporation Non-Employee Directors’ Stock Incentive Plan (as amended May 3, 2005) (the “DSIP” and, together with the SIP, the “Plans”).

     The Plans were amended to allow the Company to continue to grant other stock-based awards (as described in the Plans) under the Company’s current long-term incentive program for key employees and non-employee directors. The amendments are effective with respect to all awards granted after the date of the shareholders meeting and, in the case of the DSIP, result in the non-employee directors receiving 7,402 restricted stock units previously awarded subject to shareholder approval of the DSIP.

     Additional information concerning the amendment to the SIP and the DSIP was “previously reported” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934) in the Company’s definitive proxy statement dated March 24, 2005, relating to the Annual Meeting of Shareholders held on May 3, 2005, filed with the Securities and Exchange Commission on March 24, 2005.

     The SIP and the DSIP are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and each is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective May 6, 2005, Mr. Tasos Konidaris, 38, who joined the Company on March 7, 2005, as Leader, Finance Operations, has assumed the additional role of the Company’s Principal Accounting Officer. Mr. Konidaris will be a member of the Company’s Finance & Strategy Leadership Team and will report directly to the Company’s Chief Financial Officer (“CFO”).

     Mr. Konidaris brings to these roles almost 15 years of experience in both general management and global finance operations, including his most recent role as Group Vice President in the global diversified products group of Schering-Plough Corporation, where he was the operational head of the global division commencing in May 2004. From August 2003 through May 2004, Mr. Konidaris was the Group Vice President – Finance of Schering-Plough’s global pharmaceutical group. From August 1998 through July 2003, Mr. Konidaris held numerous positions with Pharmacia Corporation, and most recently served as Vice President – Finance, North America.

     Also effective May 6, 2005, Ms. Mary Jane Raymond, the Company’s former Principal Accounting Officer, assumed the newly established position at the Company of Leader of Corporate Risk Management. In this new role, Ms. Raymond will be responsible for leading the Company in proactively identifying and mitigating strategic, operational and financial risks across the entire business. The Company believes that the creation of this new position will serve to better protect its Brand by ensuring that the Company maintains a world-class controls environment and complies with all applicable regulations. Ms. Raymond will continue as a member of the Company’s Finance & Strategy Leadership Team and will report directly to the CFO.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit	Description
10.1	The Dun & Bradstreet Corporation 2000 Stock Incentive Plan (as amended and restated May 3, 2005)

10.2	2000 Dun & Bradstreet Corporation Non-Employee Directors’ Stock Incentive Plan (as amended May 3, 2005)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

	By:	/s/ David J. Lewinter

David J. Lewinter
General Counsel & Corporate
Secretary

Date: May 6, 2005

EXHIBIT INDEX

Exhibit	Description
10.1	The Dun & Bradstreet Corporation 2000 Stock Incentive Plan (as amended and restated May 3, 2005)

10.2	2000 Dun & Bradstreet Corporation Non-Employee Directors’ Stock Incentive Plan (as amended May 3, 2005)

4